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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 16, 1997


                            THE ALLSTATE CORPORATION
         ---------------------------------------------------------------

              (Exact name of Registrant as specified in its charter



Delaware                          1-11840                         36-3871531
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(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                  2775 Sanders Road, Northbrook, Illinois 60062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)





Registrant's telephone number, including area code:  (847) 402-5000



           -----------------------------------------------------------
                   (Former address, if changed since report.)


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ITEM 5.  OTHER EVENTS

                  Exhibits are filed herewith in connection with the Prospectus Supplement to the Prospectus dated October 1, 1996, filed as part of the Registration Statement on Form S-3 (Registration No. 333-10857; declared effective on October 1, 1996) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company (the "Indenture").

                  On December 16, 1997, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated ("MS") and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company will issue $250,000,000 principal amount of 7 1/8 % Senior Quarterly Interest Bonds due December 15, 2097 (the "Bonds") under the First Supplemental Indenture, dated as of December 16, 1997. The Underwriting Agreement, the form of Bonds, the Indenture and the First Supplemental Indenture with respect to the Bonds are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

                  1 Underwriting Agreement, dated as of December 16, between the Company and Morgan Stanley Co. Incorporated and certain other underwriters.

                  4.1 Form of The Allstate Corporation's 71/8 % Senior Quarterly Interest Bonds due December 15, 2097.

                  4.2 Indenture, dated as of December 16, 1997, between the Company and the Trustee relating to Senior Debt Securities.

                  4.3 First Supplemental Indenture, dated as of December 16, 1997, between the Company and the Trustee.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        THE ALLSTATE CORPORATION

                                        -----------------------------------
                                                 (Registrant)

                                        By:  /s/ Samuel H. Pilch
                                            -------------------------------
                                                 By: Samuel H. Pilch
                                                 Its: Controller



Dated:   December 16, 1997



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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549








                            THE ALLSTATE CORPORATION








                                    EXHIBITS
                              TO CURRENT REPORT ON
                        FORM 8-K DATED DECEMBER 16, 1997












                                                  Commission File Number 1-11840


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                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

  1 Underwriting Agreement, dated as of December 16, between the Company and Morgan Stanley Co.
                    Incorporated and certain other underwriters.

  4.1 Form of The Allstate Corporation's 7 1/8 % Senior Quarterly Interest Bonds due December 15, 2097.

  4.2 Indenture, dated as of December 16, 1997, between the Company and the Trustee relating to Senior Debt Securities.

  4.3 First Supplemental Indenture, dated as of December 16, 1997, between the Company and the Trustee.




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